UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2016

Spark Energy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Ln, Suite 100
Houston, Texas 77079
(Address of Principal Executive Offices)
(Zip Code)

(713) 600-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 10, 2016, Spark Energy, Inc. (the "Company") issued a press release announcing second quarter 2016 earnings (the "Press Release"). The Press Release is being furnished as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for the purpose of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated by reference.

Item 7.01 Regulation FD Disclosure.

The Company has prepared updated investor presentation materials (the "Investor Presentation") for use from time to time in presentations about the Company's operations and performance. The updated Investor Presentation will also be posted in the Investor Relations section of the Company's website at www.sparkenergy.com. A copy of the Investor Presentation is furnished as Exhibit 99.2 hereto.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, is being furnished and shall not be deemed to be "filed" for the purpose of the Exchange Act, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, unless specifically identified therein as being incorporated by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Spark Energy, Inc. dated August 10, 2016
99.2	Investor Presentation of Spark Energy, Inc. - August 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2016	Spark Energy, Inc.

	By:	/s/ Robert Lane
	Name:	Robert Lane
	Title:	Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Spark Energy, Inc. dated August 10, 2016
99.2	Investor Presentation of Spark Energy, Inc. - August 2016